UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 5, 2012

Rex Energy Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33610	20-8814402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

476 Rolling Ridge Drive, Suite 300

State College, Pennsylvania 16801

(Address of Principal Executive Office and Zip Code)

(814) 278-7267

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Senior Credit Agreement

Effective September 5, 2012, Rex Energy Corporation (the “Company”) entered into a Tenth Amendment to Credit Agreement (the “Tenth Amendment”) with KeyBank National Association (“KeyBank”), as Administrative Agent, and the other lenders signatory thereto, amending that certain Credit Agreement dated as of September 28, 2007 (as amended, modified or supplemented, the “Credit Agreement”).

The Tenth Amendment amends certain provisions of the Credit Agreement to, among other things, increase the Borrowing Base (as defined in the Credit Agreement) by $25,000,000 to $290,000,000.

Amendment to Second Lien Credit Agreement

Also effective September 5, 2012, and in conjunction with the Tenth Amendment, the Company entered into a Second Amendment to Second Lien Credit Agreement (the “Second Amendment”) with KeyBank as Administrative Agent, and the other lenders signatory thereto, amending that certain Second Lien Credit Agreement dated as of December 22, 2011 (as amended, modified or supplemented, the “2nd Lien Credit Agreement”).

The Second Amendment amends certain provisions of the 2nd Lien Credit Agreement to, among other things, reduce the required hedging period set forth in §8.16 of the 2nd Lien Credit Agreement from 36 to 24 months.

The foregoing descriptions of the Tenth Amendment and the Second Amendment do not purport to be complete and are qualified in their entirety by reference to the complete text of these agreements. A copy of the Tenth Amendment and the Second Amendment will be filed with the Company’s Quarterly Report on Form 10-Q for the Quarter ending September 30, 2012.

Item 7.01. Regulation FD Disclosure.

On September 5, 2012, the Company issued a press release announcing the increase in the Company’s borrowing base under the Credit Agreement. The text of the press release is included as Exhibit 99.1 to this Form 8-K.

The information in this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Rex Energy Corporation Press Release dated September 5, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REX ENERGY CORPORATION

Date: September 5, 2012	By:	/s/ Jennifer L. McDonough
Name: Jennifer L. McDonough
Title: Vice President, General Counsel and Corporate Secretary